UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 13, 2009

Aprecia, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51968	20-4378866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Dolson Road, Monsey, New York	10952
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 3-641-8223

1177 High Ridge Road, Stamford, CT
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.   Registrant’s Business and Operations

None

SECTION 2.  Financial Information

None

SECTION 3.  Securities and Trading Markets

None

SECTION 4.  Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)   Previous Independent Accountants.

Michael F. Albanese, C.P.A.  (“Albanese”) was previously the principal accountants for Aprecia, Inc. (the “Company”). Effective October 13, 2009, the Company dismissed Albanese as its principal accountant.

Except as set forth below, Albanese’s audit report (the “Report”) on the financial statements of the Company for the fiscal year ended June 30, 2008 (the “Financial Statements”) did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Report noted that “As discussed in Note 2 to the financial statements, the Company’s significant net losses raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

In connection with Albanese’s audits for the fiscal year ended June 30, 2008 and the subsequent interim period through October 13, 2009, there have been no disagreements with Albanese on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Albanese, would have caused it to make reference to the subject matter of the disagreements in connection with its audit reports on the Financial Statements. Additionally, during the two most recent fiscal years and through October 13, 2009, there have been no reportable events, as such term is defined in Item 304(a)(1)(v) of Registration S-K.

The Company has provided Albanese with a copy of this Current Report on Form 8-K, and requested that Albanese furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether or not he agrees with the above statements. A copy of such letter, dated October 14, 2009 is filed as Exhibit 16.1 to this Report.

(b)   New Independent Accountants.

Effective October 13, 2009, the Company engaged Li & Company, PC (“Li & Company”) as the Company’s new independent accountants to audit the Company’s financial statements for the fiscal year ending June 30, 2009.

During the two most recent fiscal years and through October 13, 2009, the Company has not consulted with Albanese regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that LI & Company concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K or the related instructions thereto) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

SECTION 5.  Corporate Governance and Management

None

SECTION 6. [Reserved]

None

SECTION 7.  Regulation FD

 None

SECTION 8.  Other Events

 None

SECTION 9.  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.      Description

16.1                  Letter dated October 14, 2009 from Michael F. Albanese, C.P.A. to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized on this 19 th day of October 2009.

Aprecia, Inc.

By:	/s/ Issac On
Issac On, President, Chief Executive
Officer and Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.    Description

16.1                Letter dated October 14, 2009 from Michael F. Albanese, C.P.A. to the Securities and Exchange Commission